                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT                                       SEPTEMBER 29, 1998
                                            ---------------------------


DATE OF EARLIEST EVENT REPORTED                      SEPTEMBER 24, 1998
                                            ---------------------------


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)



         OKLAHOMA                          1-13726                           73-1395733
(State or other jurisdiction             (Commission             (IRS Employer Identification No.)
      of incorporation)                  File Number)



    6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA                73118
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         (Address of principal executive offices)                   (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On September 24, 1998, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing a cash dividend on its preferred stock.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.   The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on September 24, 1998.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CHESAPEAKE ENERGY CORPORATION



                                             BY: /s/ AUBREY K. MCCLENDON
                                                ----------------------------
                                                       Aubrey K. McClendon,
                                                      Chief Executive Officer

Dated:  September 28, 1998

                                 EXHIBIT INDEX



EXHIBIT           DESCRIPTION
-------           -----------
99                Press Release issued by the Registrant on September 24, 1998.